UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    October 31, 2005

                            INTEGRAMED AMERICA, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)

                 0-20260                            6-1150326
--------------------------------------------------------------------------------
           (Commission File Numbers)      (IRS Employer Identification No.)

  Two Manhattanville Road, Purchase, NY               10577
--------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
                                                --------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communication pursuant to Rule 425 under the Securities Act (17
  ___    CFR 230.425)

         Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
  ___    CFR 240.14a-12)

         Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under the
  ___    Exchange Act (17 CFR 240.14d-2(b)

         Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under the
  ___    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

             On October 31, 2005, Registrant entered into an agreement with ivpcare, inc., a Texas corporation ("ivpcare"), pursuant to which, effective October 1, 2005, Registrant will provide certain marketing services to ivpcare in connection with ivpcare providing administrative, business and pharmacy services to patients of medical practices in Registrant's network of fertility clinics. The contract is effective October 1, 2005 and runs to June 30, 2009. With the execution of the agreement, Registrant and ivpcare terminated another agreement to which they were parties. See discussion under Item 1.02 regarding the terminated agreement.

             Under the terms of the new agreement, Registrant, through a variety of marketing communications, management and patient education efforts, will introduce patients of the medical practices in Registrant's network of fertility clinics to the availability and benefit of pharmaceutical products and educational materials. In consideration of such services, ivpcare will pay Registrant a monthly marketing fee.

ITEM 1.02    Termination of a Material Definitive Agreement.

             On October 31, 2005, Registrant and ivpcare terminated, effective as of September 30, 2005, a January 16, 2002 agreement to which they were parties. Under the January 16, 2002 agreement, ivpcare provided certain pharmaceutical services, as defined in the agreement, to Registrant in connection with Registrant's distribution of pharmaceutical products and services to patients of the medical practices in Registrant's network of fertility clinics. Effective with the termination, Registrant and ivpcare entered into a new agreement as described in Item 1.01 hereof.


ITEM 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)    Exhibits

             Exhibit No.      Description of Exhibit
             -----------      ----------------------
                10.25 (a)     Agreement  between  ivpcare,  inc. and Registrant
                              dated October 1, 2005

                10.25 (b)     Termination  agreement among ivpcare care,  inc.,
                              Registrant    and    IntegraMed    Pharmaceutical
                              Services, Inc. dated October 1, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INTEGRAMED AMERICA, INC.
                                    (Registrant)




Date:    November 4, 2005        By: /s/Claude E. White
                                        -------------------------------------
                                        Claude E. White
                                        Vice President & General Counsel